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                                                                   EXHIBIT 10.13

                                                                         ANNEX A

                  [Two originals to be provided to Ex-Im Bank]

To:  Export-Import Bank of the United States
     811 Vermont Avenue, N.W.
     Washington, D.C. 20571
     Attention:  Vice President - Business Credit Division

                            LOAN AUTHORIZATION NOTICE

     We hereby notify the Export-Import Bank of the United States ("Ex-Im Bank") that, pursuant to the delegated authority granted by Ex-Im Bank to the undersigned institution (the "Lender") under the Delegated Authority Letter Agreement referred to below between Lender and Ex-Im Bank, we have issued an Ex-Im Bank Guarantee under the Master Guarantee Agreement between Ex-Im Bank and Lender, of the Loan Facility identified below from Lender to Borrower identified below. The Loan Facility is subject to the specific terms and conditions set forth below. Unless otherwise defined, the capitalized terms used herein shall have the meanings set forth in the Master Guarantee Agreement.

1.   Documentation and Location of Loan Documents:

     Name of Lender: Bank One, NA with its main office in Chicago, Illinois

     Delegated Authority Letter Agreement Number: TX-DA-99-010

     Master Guarantee Agreement Number: TX-MGA-99-010

     Borrower Agreement Date: September 30, 2002

     Effective Date of this Loan Facility: September 30, 2002

     Location of Loan Documents:    1700 Pacific Avenue, 21st Floor
                                    Dallas, TX 75201

     If Borrower was assisted by a city/state export agency, please provide the name of the agency, contact person, and telephone number.

                                    Name:     N/A
                                              ----------------------------
                                    Address:
                                              ----------------------------

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2.   A.   Borrower's Name and Address: The full name, address, contact person, telephone and telefax numbers of Borrower are as follows:

                       Name:        AMX CORPORATION, a Texas Corporation,
                                    formerly known as PANJA INC.
                       Address:     3000 Research Dr.
                                    Richardson, TX  75082
                                    Attention:  Jean Nelson, VP & CFO
                       Telephone:   469-624-6528
                       Telecopier:  469-624-7156

     B.   Is Borrower a Small Business as stipulated by SBA guidelines?
          [X] Yes [ ] No

     C.   Additionality: Please select appropriate answer(s).

          [ ]  (1.)  Borrower meets all small business criteria:
                     (i)     Maximum Amount is $2 million or less;
                     (ii) Borrower qualifies as Small Business under SBA Guidelines;
                     (iii)   Borrower employs 100 people or fewer; and
                     (iv) Borrower's annual revenues do not exceed $10 million.

          [X]  (2.)  Repayment risk associated with foreign sale.

          [X]  (3.)  Borrower's creditworthiness requires Guarantee.

          [ ]  (4.)  Lender's internal lending limits reached.

          [ ]  (5.)  Lender's statutory lending limits reached.

          [ ]  (6.)  Other (please specify) ___________________________________.

3.   Guarantor's Name and Address: Are there Guarantors for the Loan Facility?

     [ ]  Yes

     [X]  No   If no, attach waiver letter from Ex-Im Bank and/or ownership breakdown.

     (See Joint Application for Working Capital Guarantee for details)
     The full name, address, telephone and telefax numbers of each Guarantor are as follows:

                       Name:          N/A
                                    -----------------------
                       Address:
                                    -----------------------

                                    -----------------------

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                                    -----------------------
                       Attention:
                                    -----------------------
                       Telephone:
                                    -----------------------
                       Telecopier:
                                    -----------------------

4.   The Items to be financed:

     A. The Items: (Complete description of goods and services to be exported, e.g. machine tools, electronic components, logs, etc.)

          Remote control systems

          SIC Code(s)/NAIC No(s). 3669/3670 334290

     B. Are Commercial Letters of Credit or Standby Letters of Credit (other than Warranty Letters of Credit) to be issued under this Loan Facility?

          [ ] Yes If yes, approximately what percentage of the Loan Facility will be utilized for Commercial Letters of Credit or Standby Letters of Credit? ____%

          [X]  No

     C. Are Warranty Letters of Credit expected to be issued under this Loan Facility?

          [ ] Yes If yes, Ex-Im Bank's prior written consent must be given for each such Warranty Letters of Credit. Please attach a copy of Ex-Im Bank's written consent.

          [X]  No

     D. Are Retainage Accounts Receivable to be included in the Export-Related Borrowing Base?

          [ ] Yes If yes, Ex-Im Bank's prior written consent must be given for each such Retainage Accounts Receivable. Please attach a copy of Ex-Im Bank's written consent.

          [X]  No

5.   Maximum Amount, Disbursement Terms and Conditions and Advance Rates:

     A.   Maximum Amount: $5,000,000

     B.   Disbursement Terms and Conditions:

          [X]  Disbursements will be made against multiple Export Orders.

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          [ ]  Disbursements will be made against a specific contract.

     C.   Advance Rates by Categories of Primary Collateral:

          (1.) Inventory: The Advance Rate for Collateral categorized as
               Eligible Export-Related Inventory shall be:

                    Fifty percent ( 50% ) on finished goods
w                   Twenty-five percent (25%) on raw materials

          (2.) Accounts Receivable: The Advance Rate for Collateral categorized as Eligible Export-Related Accounts Receivable shall be:

                              Ninety percent (90%)

          (3.) Retainage Accounts Receivable: The Advance Rate for Collateral categorized as Retainage Accounts Receivable shall be:

                              N/A percent (___%)

          (4.) Other Assets: (Describe) N/A.
               The Advance Rate for Collateral categorized as Other Assets shall be:

                              N/A percent (___%)

D.   Type of Loan Facility and Exports supported:

          (1.) Type of Loan Facility:

          [X] The Loan Facility is a Revolving Loan Facility (other than a Transaction Specific Revolving Loan Facility). (Complete parts 2 and 3 below.)

          [ ] The Loan Facility is a Transaction Specific Revolving Loan Facility. (Complete parts 3 and 4 below.)

          [ ] The Loan Facility is a Transaction Specific Loan Facility. (Complete parts 3 and 4 below.)

          (2.) For a Revolving Loan Facility, identify the top three countries of export:
               Country of Export:   United Kingdom
               Country of Export:   Canada
               Country of Export:   Australia

          (3.) Estimated Total Export Sales each year to be supported by this Loan Facility: $25,000,000

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          (4.) For a Transaction Specific Revolving Loan Facility or a
               Transaction Specific Loan Facility, identify the Export Order(s):
               N/A

               Country of Export:
                                    -----------------------
               Contract Price:      $
                                     ----------------------
               Contract Number:
                                    -----------------------
               Contract Date:
                                    -----------------------
               Parties:
                                    -----------------------

                                    -----------------------

                                    -----------------------

6.   Security Interests:

     Valid, enforceable and perfected security interests in the following Collateral, and the proceeds thereof:

     A.   First priority in the following (check all that apply):

          [ ]  All Inventory.

          [X]  All Export-Related Inventory.

          [ ]  All Export-Related Inventory relating to Specific Export
               Order(s).

          [ ]  All Accounts Receivable.

          [X]  All Export-Related Accounts Receivable.

          [ ] All Export-Related Accounts Receivable relating to Specific Export Order(s).

          [ ]  All General Intangibles.

          [ ]  All Export-Related General Intangibles.

          [ ]  Other Collateral, please specify:  N/A

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     B.   Secondary Collateral: Any other assets of Borrower in which Lender is receiving a Lien to secure any other financial accommodations provided by Lender to such Borrower.

          Please specify: Domestic inventory and accounts receivable, property, equipment, intellectual property, General Intangibles, 65% of capital stock of AMX (UK) Limited.

     C. Guarantor Collateral: Any assets of a Guarantor or a third party in which Lender is granted a Lien to secure any financial accommodations provided by Lender to Borrower. N/A

          Please specify: _________________________________

     D.   Permitted Liens: N/A

     E. The Liens of Lender on the Secondary Collateral shall be a first priority Lien except for the following Liens: N/A

     F. The Liens of Lender on the Guarantor Collateral shall be a first priority Lien except for the following Liens: N/A

     G.   Are you separately collateralizing the 10% portion of this Loan
          Facility?
          No    X
          Yes  _____  If yes, please specify separate collateral. _____________

          _____________________________________________________________.

     Note: Lender cannot collateralize its retained 10% risk with cash, cash equivalents or marketable securities from Borrower, any Guarantor, or any of Borrower's Affiliates (as defined in Section 5(b) of the Delegated Authority Letter Agreement) or any third party guarantors.

7.   Terms of Sale of Export Orders:

     Export Orders financed under the Loan Facility shall be on terms which are typical for the industry but in no event to exceed 180 days from original invoice date, and shall be on the following terms:

     [ ]  Confirmed irrevocable letters of credit.

     [ ]  Irrevocable letters of credit.

     [ ] Open account insured through Ex-Im Bank export credit insurance for comprehensive commercial and political risk.

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     [ ]  Open account insured through non Ex-Im Bank export credit insurance for comprehensive commercial and political risk.

     [ ]  Cash payment received prior to shipment.

     [X]  Open account uninsured.

     [ ] Sight drafts documents against payment (also known as "documentary collections").

     [ ] Other terms. [If checked, any such terms of sale must be fully described on an attached addendum in order for this Notice to be considered complete.]

8.   Interest Rate and Other Fees.

     A.   Lender's Interest Rate: See pricing grid below

          Bank's Prime Rate + 0% or Libor + 1.25%

     B.   Other Fees: N/A

9. Facility Fee: Lender will submit a completed and signed Schedule A together with the Facility Fee amount determined in accordance with the applicable section of Schedule A:

     A.   within ten (10) Business Days of the Effective Date;

     B. with respect to a Revolving Loan Facility (other than a Transaction Specific Revolving Loan Facility), within ten (10) Business Days of the first and second anniversaries of the Effective Date, as applicable; and/or

     C. within ten (10) Business Days of the Effective Date of an Extension of the Final Disbursement Date (such Extensions not to exceed one-hundred-twenty (120) days in the aggregate), as applicable. Please note that Ex-Im Bank considers a Renewal to be a new Loan Facility rather than an Extension.

10.  Final Disbursement Date: September 29, 2003

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11.  Financial Reporting Requirements: Borrower and each Guarantor shall deliver to Lender the following financial statements:

     A.   Year End Financial Statements.
          Within one hundred and twenty (120) days of Borrower's and each Guarantor's (other than individual Guarantor) fiscal year end or if such Person is required to submit a Form 10-K at the time of filing of such Form 10-K, the income statement, balance sheet and statement of cash flow as of such fiscal year-end including in each case all footnotes and other disclosures which have been (check one):

          [X] certified without qualification by an independent accounting firm acceptable to Lender (the "Accountants") (For Loan Facilities of $5,000,000 or more)

          [ ] reviewed by the Accountants (For Loan Facilities of $2,000,000 or more but less than $5,000,000)

          [ ] compiled by the Accountants (For Loan Facilities of $1,000,000 or more but less than $2,000,000)

          [ ] internally prepared by management of such Person in accordance with GAAP certified as fairly presenting the financial condition of such Person as of the date thereof by an authorized officer of such Person (For Loan Facilities of less than $1,000,000)

     B.   Quarterly Financial Statements.
          Within 45 days of Borrower's and each Guarantor's (other than an individual Guarantor) fiscal quarter end or if such Person is required to submit a Form 10-Q at the time of filing of such Form 10-Q, the income statement, balance sheet and statement of cash flow as of the end of such fiscal quarter which have been internally prepared by management of such Person in accordance with GAAP certified as fairly presenting the financial condition of such Person as of the date thereof by an authorized officer of such Person.

     C. Individual Guarantors Financial Statements: Once each year, a personal financial statement on a bank form or such other form generally accepted by Lender.

12. Country Limitation Schedule: (See Country Limitation Schedule dated June 20, 2002, attached hereto, which may be updated from time to time)

13. Waiver Letter: Please reference attached waiver letter dated August 16, 2002 for a listing of approved waiver items.

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     IN WITNESS WHEREOF, Lender has caused this instrument to be executed and delivered as of this 30th day of September, 2002.

Name of Lender:   Bank One, NA
                  Main Office Chicago

         By:       /s/ Martha Gentry
                  ----------------------------
                       (Signature)

         Name:    Martha Gentry
                     (Print or Type)

         Title:   Vice President
                     (Print or Type)

Address:
         1700 Pacific Avenue, 21st Floor      Telephone: 214-290-2905
         Dallas, TX  75201                    Telefax:   214-290-3813

Receipt acknowledged by:

EXPORT-IMPORT BANK OF THE UNITED STATES

By:     /s/ Sam Z. Zytcer
       -------------------------
        (Signature)

Name:  Sam Z. Zytcer

Title: Vice President, Business Credit Division

Date:  September 30, 2002
       -------------------------

Ex-Im Bank hereby designates the Loan Facility referred to in this Loan Authorization Notice as Guaranteed Loan Facility No. AP076761XB

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